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                                                                   EXHIBIT 99.1


FOR IMMEDIATE RELEASE
CONTACTS:

  Ferrellgas:
         Ryan VanWinkle, Investor Relations, 816-792-7998
         Scott Brockelmeyer, Media Relations, 816-792-7837

  Blue Rhino:
         Mark Castaneda, Chief Financial Officer, 336-659-6755

               FERRELLGAS AND BLUE RHINO ANNOUNCE MERGER AGREEMENT
                   BLUE RHINO TO BE ACQUIRED FOR $17 PER SHARE

         LIBERTY, MO AND WINSTON-SALEM, NC (February 9, 2004)--Ferrellgas Partners, L.P. (NYSE:FGP) and Blue Rhino Corporation (NASDAQ:RINO) announced today Ferrellgas will acquire substantially all of the assets of Blue Rhino from a subsidiary of Ferrell Companies, Inc., the parent company of its general partner, which has entered into a merger agreement to acquire all of the outstanding stock of Blue Rhino in an all-cash transaction. Terms of the merger agreement call for the payment of $17 in cash for each share of Blue Rhino stock outstanding on the date of the closing of the transaction, with the total payments for the Blue Rhino stock anticipated to be approximately $340 million. Ferrellgas is one of the nation's largest retail marketers of propane. Blue Rhino is the nation's leading provider of branded propane tank exchange service and a leading provider of complementary products.

         Officials from both companies anticipate the transaction, which is subject to regulatory and Blue Rhino stockholder approval, will be completed in May or June.

         Blue Rhino, which will continue to operate under its own trade name and remain headquartered in Winston-Salem, has developed a national network of more than 29,000 retail locations in 49 states and Puerto Rico. As the nation's largest operator of propane tank exchange services, Blue Rhino exchange locations can be found at leading home improvement centers, mass merchants and hardware, grocery and convenience stores throughout the country, providing consumers with a safe and convenient alternative to traditional propane tank filling. The 20-pound propane tanks provide fuel for various uses, including barbecue grills, patio heaters and mosquito elimination devices.



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         "Propane tank exchange has been and will continue to be the fastest growing portion of the retail propane industry," said James E. Ferrell, Ferrellgas' Chairman and Chief Executive Officer. "This transaction will enable us to combine the strong winter cash flow of Ferrellgas with Blue Rhino's summer and fall grilling season. It turns out to be the perfect match."

         Ferrellgas serves the residential, industrial and agricultural propane needs of more than 1 million customers in 45 states. It is the second-largest company in the retail propane industry, reporting revenues of $1.22 billion and sales of 899 million retail gallons of propane during its fiscal year ended July 31, 2003. Company officials say they expect the acquisition to be immediately accretive to its unitholders.

         Blue Rhino, which is expected to operate with its current employee base and distributor network, reported revenues of $258.2 million for its fiscal year ended July 31, 2003. As part of the transaction, Blue Rhino's founder, Chairman and Chief Executive Officer Billy D. Prim, will continue to lead Blue Rhino as CEO and will join Ferrellgas' executive management team and its Board of Directors.

         "Billy is an entrepreneur in every sense of the word," Ferrell said. "He has built this business from scratch by developing a tremendous distributor network. I am extremely pleased to have such a dynamic and recognized industry leader join the Ferrellgas executive management team. Billy has developed a terrific team of employees in Winston-Salem and I am glad they will be joining us also."

         Both Ferrell and Prim pointed to the synergies created by the merger as a launch pad for future growth.

         "It is difficult to find two greater success stories in our industry than Ferrellgas and Blue Rhino," Prim said. "Both companies have grown from humble beginnings to become leaders in the industry. This combination makes perfect sense because we are able to join the financial strengths and propane expertise of both companies while allowing the Blue Rhino team to continue growing the business as they have in the past."

ABOUT FERRELLGAS PARTNERS, L.P.: Ferrellgas Partners, L.P., through its operating partnership, Ferrellgas, L.P., serves more than one million customers in 45 states. Ferrellgas employees indirectly own more than 17 million units of the partnership


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through an employee stock ownership plan. Ferrellgas trades on the New York
Stock Exchange under the symbol FGP.

ABOUT BLUE RHINO CORPORATION: Blue Rhino is a leading national provider of branded propane tank exchange service and a leading provider of complementary products and services to consumers through many of the world's leading retailers. The company's branded tank exchange service is offered at more than 29,000 retail locations in 49 states and Puerto Rico through leading home improvement centers, mass merchants, hardware, grocery and convenience stores. Propane tank exchange provides consumers with a safe and convenient alternative to traditional propane tank filling.

              FORWARD LOOKING STATEMENTS AND SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

FERRELLGAS PARTNERS, L.P.: Statements in this release concerning expectations for the future are forward-looking statements. A variety of known and unknown risks, uncertainties and other factors could cause results, performance and expectations to differ materially from anticipated results, performance or expectations. These risks, uncertainties and other factors are discussed in the partnership's Form 10-K for the fiscal year ended July 31, 2003 and other documents filed from time to time, by the Partnership, with the Securities and Exchange Commission.

BLUE RHINO CORPORATION: This press release contains forward-looking statements that relate to Blue Rhino's plans, objectives and estimates. The terms "should," "believe," "plan," "expect," "anticipate," "estimate," "intend" and "project" and similar words or expressions are intended to identify forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and speak only as of the date of this release. Blue Rhino's business is subject to numerous risks and uncertainties, including: that the announced merger with Ferrellgas Partners, L.P. and affiliates will not be consummated, related risks associated with any failure of the merger to be consummated, or that synergies anticipated in the transaction will not be realized; that its significant retail relationships are generally nonexclusive and terminable at will; that prices for its products and services may decline due to competitive or other factors; that it relies on a limited number of distributors; its ability to manage growth; its ability to place Blue Rhino cylinder exchange at additional


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retail locations; its ability to successfully defend certain lawsuits; its ability to protect its intellectual property and strengthen its brand; its ability to obtain an adequate supply of cylinders that comply with applicable guidelines; its ability to mitigate the effects of high propane commodity prices successfully; its ability to launch new products and services successfully and the effect of new safety guidelines on consumer demand for cylinder exchange. These and other risks and uncertainties detailed in its most recent Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission could cause actual results and experience to differ materially from those expressed or implied by any of these forward-looking statements. To the extent permitted by applicable law, Blue Rhino makes no commitment to update any forward-looking statement or to disclose any facts, events, or circumstances after the date of this release that may affect the accuracy of any forward-looking statement.

                          IMPORTANT LEGAL INFORMATION:

In connection with the proposed merger, Blue Rhino Corporation will file a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission. BLUE RHINO STOCKHOLDERS ARE NOT BEING ASKED TO TAKE ANY ACTION AT THIS TIME. STOCKHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Blue Rhino will provide stockholders free copies of the proxy statement and other relevant documents when they become available. In addition, documents filed by Blue Rhino with the SEC will be available free of charge at the SEC's website at www.sec.gov.

Blue Rhino Corporation and its directors, executive officers, certain members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the identity of persons who may, under SEC rules, be deemed participants in the solicitation of stockholders of Blue Rhino Corporation in connection with the proposed transaction, and their interests in the transaction, will be set forth in a proxy statement that will be filed by Blue Rhino with the SEC. Stockholders of Blue Rhino can obtain this information by reading the proxy statement when it becomes available.

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